OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                 September-00



                                              Scheduled Principal Balance of Contracts
-----------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                                      Ending
Principal                  Scheduled          Prepaid               Liquidated         Contracts               Principal
Balance                    Principal          Principal             Principal          Repurchased             Balance
-----------------------------------------------------------------------------------------------------------------------------------
 273,978,600.47         (278,396.71)        (1,180,187.26)     (1,330,898.84)               0.00            271,189,117.66
===================================================================================================================================



                                              Scheduled Principal Balance of Contracts


  Scheduled                                   Scheduled                               Amount
  Gross                Servicing              Pass Thru             Liquidation       Available for
  Interest             Fee                    Interest              Proceeds          Distribution
-------------------------------------------------------------------------------------------------------------
2,197,697.56             228,315.50          1,969,382.06            934,070.33       4,590,351.86
=============================================================================================================

                                               Certificate Account
-----------------------------------------------------------------------------------------------------------------------------------

        Beginning                          Deposits                                          Investment               Ending
         Balance               Principal            Interest          Distributions           Interest                Balance
-----------------------------------------------------------------------------------------------------------------------------------
        810,795.86          2,783,596.94          2,135,285.98      (3,623,216.21)               3,164.91          2,109,627.48
===================================================================================================================================

                            P&I Advances at Distribution Date
  --------------------------------------------------------------------------------------


        Beginning              Recovered              Current              Ending
         Balance               Advances              Advances             Balance
  --------------------------------------------------------------------------------------
        1,394,008.25         (1,394,008.25)         1,528,711.82       1,528,711.82
  ======================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                        September-00

Class B Crossover Test                                                                                      Test Met?
---------------------------------------------------------------------------------------                     ---------------
(a) Remittance date on or after June 2004                                                                         N


(b) Average 60 day Delinquency rate <=               5.5%                                                         Y




(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

                June 2004 -  Nov. 2005               7%                                                           N
                Dec. 2005 - Nov. 2006                8%                                                           N
                Dec. 2006 - May 2008                 9.5%                                                         N
                June 2008 and After                  10.5%                                                        N

(e) Current realized loss ratio <=                   3.00%                                                        Y

(f) Does subordinated cert. percentage equal or
     exceed                                          42.888%
     of stated scheduled pool balance

                Beginning M balances                                                          29,824,000.00

                Beginning B balances                                                          30,411,000.00

                Overcollateralization                                                         10,907,216.26
                                                                                       ---------------------
                                                                                              71,142,216.26
                Divided by beginning pool
                balance                                                                      273,978,600.47
                                                                                       ---------------------
                                                                                                    25.966%       N
                                                                                       =====================




 Average 60 day delinquency ratio:


                              Over 60s            Pool Balance             %
                        ------------------------------------------------------------
 Current Mo                     9,303,637.96          271,189,117.66     3.43%
 1st Preceding Mo               9,355,834.62          273,978,600.47     3.41%
 2nd Preceding Mo               7,938,264.61          275,418,305.04     2.88%
                                                          Divided by       3
                                                                     ---------------
                                                                         3.24%
                                                                     ===============












 Cumulative loss ratio:

                           Cumulative losses            1,007,378.06
                                             ------------------------
 Divided by Initial Certificate Principal             293,828,355.98     0.343%
                                                                     ===============




 Current realized loss ratio:

                        Liquidation                   Pool

                               Losses                Balance
                        ---------------------------------------------
 Current Mo                       396,828.51          273,978,600.47
 1st Preceding Mo                 161,392.61          275,418,305.04
 2nd Preceding Mo                 225,183.33          277,265,004.22
                        ---------------------------------------------
                                  783,404.45          275,553,969.91     1.137%
                                                                     ===============

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                        September-00



                                                                       Delinquency Analysis

                                                31 to 59 days             60 to 89 days              90 days and Over
          No. of           Principal                 Principal                   Principal                  Principal
          Loans            Balance          #         Balance           #         Balance           #        Balance
          ------------------------------------------------------------------------------------------------------------------
Non Repos     5,283       267,527,609.42     107      4,581,506.64        39      1,614,303.87       72      4,027,825.85

    Repos        86         3,661,508.24       0              0.00         4        147,055.41       82      3,514,452.83
          ------------------------------------------------------------------------------------------------------------------

    Total     5,369       271,189,117.66     107      4,581,506.64        43      1,761,359.28      154      7,542,278.68
          ==================================================================================================================


                                                                           Repossession Analysis
                                           Active Repos                Reversal         Current Month
             Total Delinq.                   Outstanding               (Redemption)         Repos             Cumulative Repos
                   Principal                   Principal            Principal             Principal                Principal
          #         Balance            #        Balance         #     Balance      #       Balance            #     Balance
         --------------------------------------------------------------------------------------------------------------------------
Non Repos     218     10,223,636.36     86       3,661,508.24    0      0.00      33       1,299,998.33     167      6,642,641.85

    Repos      86      3,661,508.24
         ---------------------------

    Total     304     13,885,144.60
         ===========================

             5.7%             5.12%
         ===========================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                        September-00

REPOSSESSION LIQUIDATION REPORT



                                                Liquidated
    Account                 Customer            Principal            Sales           Insur.           Total          Repossession
    Number                    Name               Balance           Proceeds         Refunds          Proceeds          Expenses
-----------------------------------------------------------------------------------------------------------------------------------
        2037919 ANTHONY STEWART                  39,257.66         41,750.00           0.00          41,750.00        11,052.50
        2039139 KENNY J MCWITHEY                 36,774.85         37,400.00       1,923.45          39,323.45         6,962.00
        2039519 COOKIE L PROBY                   31,452.79         30,500.00         439.70          30,939.70         6,755.00
        2046654 ANDREA N MARTIN                  29,657.50         24,500.00          44.22          24,544.22         6,575.00
        2050656 DELTA ABADIE                     33,997.85         31,900.00         841.06          32,741.06         6,797.00
        2052579 MICHAEL L FLOYD                  34,752.12         38,150.00       1,913.53          40,063.53        10,944.50
        2053908 CHRISTINA R RAY                  25,049.52         24,400.00         200.94          24,600.94         6,572.00
        2055911 STEVEN A TRUITT                  44,029.82         31,500.00         377.36          31,877.36         6,785.00
        2059830 LEROY HANLEY                     27,924.42         27,450.00       1,191.86          28,641.86         6,663.50
        2065662 WENDELL R LAMBERT                45,944.47         40,500.00       1,636.29          42,136.29         7,055.00
        2068401 RON W PRYOR                      23,018.71         25,900.00       1,688.79          27,588.79         6,617.00
        2070639 LAQUETTA FLUDD                   32,374.74         33,900.00       1,608.88          35,508.88         6,857.00
        2071025 INITA STEPHENS                   20,490.56         24,150.00         218.77          24,368.77         6,564.50
        2071702 LEOPOLDO SANTOYA                 29,692.68         27,500.00       2,572.19          30,072.19         6,665.00
        2074375 LISA A TATE                      39,204.61         37,900.00          83.18          37,983.18         6,977.00
        2076073 TIMOTHY J LUDWIG                 35,702.32         36,400.00         470.42          36,870.42         6,932.00
        2077055 JEREMY R MCCOWEN                 70,213.07         61,999.00       3,728.72          65,727.72        11,659.97
        2077675 JON P LIONCOURT                  40,766.60         39,900.00         599.59          40,499.59         7,037.00
        2077709 DAVID ALVAREZ                    49,545.98         40,000.00         719.74          40,719.74        11,000.00
        2078368 KERRI D EDGAR                    45,216.42         38,900.00       1,353.42          40,253.42         7,007.00
        2080828 RODNEY HOLMES                    27,866.39         34,405.00           0.00          34,405.00         6,872.15
        2086080 DALE DAY                         40,021.35         41,400.00       1,367.59          42,767.59         7,082.00
        2086627 JEFFREY F JANTZI                 29,923.59         27,400.00       1,408.56          28,808.56         6,662.00
        2086668 GREGORY KLUNK                    70,109.06         71,150.00           0.00          71,150.00        11,934.50
        2089126 KIM A STOUT                      35,425.53         35,900.00         597.82          36,497.82         6,917.00
        2092765 RUBY A BECKWITH                  37,736.52         33,400.00       2,270.00          35,670.00         6,842.00
        2094563 MICHAEL J CARR                   30,535.97         31,200.00         126.96          31,326.96         6,776.00
        2095883 CATHY LAMB                       55,831.66         49,150.00         456.59          49,606.59        11,274.50
        2099455 SHELDON M BUTLER                 57,714.04         57,400.00       1,333.13          58,733.13        11,522.00
        2019800 SON N BUI                        75,663.82         60,000.00       1,484.60          61,484.60        11,600.00
        2041184 MARGARET L JOHNSON               67,108.90         68,355.50       1,847.19          70,202.69        11,850.67
        2042612 GARY CASEY                       38,355.14         34,400.00         935.66          35,335.66         6,872.00
       *2079697 JAMES FOWLER                     29,540.18                        30,308.66          30,308.66
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                                                                                          0.00
                                            ---------------------------------------------------------------------------------------
                                              1,330,898.84      1,238,759.50      63,748.87       1,302,508.37       259,682.79
                                            =======================================================================================




                      Net                                                         Net               Current
    Account       Liquidation          Unrecov.                                Pass Thru          Period Net         Cumulative
    Number          Proceeds           Advances            FHA Ins             Proceeds           Gain/(Loss)    Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
        2037919     30,697.50           3,284.62                0.00             27,412.88        (11,844.78)
        2039139     32,361.45           3,059.37                0.00             29,302.08         (7,472.77)
        2039519     24,184.70           2,039.27                0.00             22,145.43         (9,307.36)
        2046654     17,969.22           2,400.47                0.00             15,568.75        (14,088.75)
        2050656     25,944.06           1,556.16                0.00             24,387.90         (9,609.95)
        2052579     29,119.03           2,502.75                0.00             26,616.28         (8,135.84)
        2053908     18,028.94           3,215.17                0.00             14,813.77        (10,235.75)
        2055911     25,092.36           5,360.45                0.00             19,731.91        (24,297.91)
        2059830     21,978.36           2,082.70                0.00             19,895.66         (8,028.76)
        2065662     35,081.29           4,625.54                0.00             30,455.75        (15,488.72)
        2068401     20,971.79           1,897.33                0.00             19,074.46         (3,944.25)
        2070639     28,651.88           2,738.18                0.00             25,913.70         (6,461.04)
        2071025     17,804.27           1,854.41                0.00             15,949.86         (4,540.70)
        2071702     23,407.19           2,371.26                0.00             21,035.93         (8,656.75)
        2074375     31,006.18           3,193.34                0.00             27,812.84        (11,391.77)
        2076073     29,938.42           3,914.08                0.00             26,024.34         (9,677.98)
        2077055     54,067.75           7,223.73                0.00             46,844.02        (23,369.05)
        2077675     33,462.59           5,068.18                0.00             28,394.41        (12,372.19)
        2077709     29,719.74           3,970.55                0.00             25,749.19        (23,796.79)
        2078368     33,246.42           3,342.90                0.00             29,903.52        (15,312.90)
        2080828     27,532.85           3,646.61                0.00             23,886.24         (3,980.15)
        2086080     35,685.59           4,289.63                0.00             31,395.96         (8,625.39)
        2086627     22,146.56           2,361.52                0.00             19,785.04        (10,138.55)
        2086668     59,215.50           1,970.64                0.00             57,244.86        (12,864.20)
        2089126     29,580.82           2,411.43                0.00             27,169.39         (8,256.14)
        2092765     28,828.00           2,699.66                0.00             26,128.34        (11,608.18)
        2094563     24,550.96           3,080.86                0.00             21,470.10         (9,065.87)
        2095883     38,332.09           4,915.00                0.00             33,417.09        (22,414.57)
        2099455     47,211.13           4,599.66                0.00             42,611.47        (15,102.57)
        2019800     49,884.60           3,511.25                0.00             46,373.35        (29,290.47)
        2041184     58,352.02           4,442.80                0.00             53,909.22        (13,199.68)
        2042612     28,463.66           2,935.91                0.00             25,527.75        (12,827.39)
       *2079697     30,308.66           2,189.82                                 28,118.84         (1,421.34)
                         0.00                                                         0.00              0.00
                         0.00                                                         0.00              0.00
                         0.00                                                         0.00              0.00
                         0.00                                                         0.00              0.00
                         0.00                                                         0.00              0.00
                ---------------------------------------------------------------------------------------------
                 1,042,825.58         108,755.25                0.00            934,070.33       (396,828.51)     (1,007,378.06)
                ================================================================================================================


**LOAN CHARGE OFF

OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                             September-00

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL
                                                     Beginning             Beginning
Senior                       Original Certificate   Certificate       Principal Shortfall  Current Principal         Current
Certificates                       Balance            Balance             Carry-Over                Due           Principal Paid

A-1                                 224,778,000.00    202,836,384.21                  0.00          2,789,482.81       2,789,482.81









                            --------------------------------------------------------------------------------------------------------
Total Certificate Principal
     Bal.                           224,778,000.00    202,836,384.21                  0.00          2,789,482.81       2,789,482.81
                            ========================================================================================================


                                                     Beginning             Beginning
Subordinate                  Original Certificate   Certificate       Principal Shortfall  Current Principal         Current
Certificates                       Balance            Balance             Carry-Over                Due           Principal Paid

M-1                                  18,658,000.00     18,658,000.00                  0.00                  0.00               0.00
M-1 Outstanding Writedown                                       0.00

M-2                                  11,166,000.00     11,166,000.00                  0.00                  0.00               0.00
M-2 Outstanding Writedown                                       0.00

B-1                                  13,516,000.00     13,516,000.00                  0.00                  0.00               0.00
B-1 Outstanding Writedown                                       0.00

B-2                                  16,895,000.00     16,895,000.00                  0.00                  0.00               0.00
B-2 Outstanding Writedown                                       0.00

Excess Asset Principal
     Balance                          8,815,355.98     10,907,216.26
                            --------------------------------------------------------------------------------------------------------

Total Excluding Writedown
     Balances                        69,050,355.98     71,142,216.26                  0.00                  0.00               0.00
                            ========================================================================================================

All Certificates Excluding
     Writedown Balances             293,828,355.98    273,978,600.47                  0.00          2,789,482.81       2,789,482.81
                            ========================================================================================================


PRINCIPAL                                          Accelerated
                             Ending Principal       Principal           Ending                            Principal Paid
Senior                         Shortfall Carry-    Distribution       Certificate                            Per $1,000
Certificates                         Over             Amount            Balance          Pool Factor        Denomination

A-1                                          0.00              0.00     200,046,901.40          88.99754%          12.40995









                            -----------------------------------------------------------
Total Certificate Principal
     Bal.                                    0.00              0.00     200,046,901.40
                            ===========================================================

                                                                     Accelerated
                             Ending Principal       Current           Principal         Ending                       Principal Paid
Subordinate                    Shortfall Carry-    Writedown/       Distribution      Certificate                       Per $1,000
Certificates                         Over          (Writeup)           Amount           Balance        Pool Factor     Denomination

M-1                                          0.00             0.00                       18,658,000.00     100.00000%       0.00000
M-1 Outstanding Writedown                                     0.00                                0.00

M-2                                          0.00             0.00                       11,166,000.00     100.00000%       0.00000
M-2 Outstanding Writedown                                     0.00                                0.00

B-1                                          0.00             0.00                       13,516,000.00     100.00000%       0.00000
B-1 Outstanding Writedown                                     0.00                                0.00

B-2                                          0.00             0.00                       16,895,000.00     100.00000%       0.00000
B-2 Outstanding Writedown                                     0.00                                0.00

Excess Asset Principal
     Balance                                                                     0.00    10,907,216.26
                            ---------------------------------------------------------------------------

Total Excluding Writedown
     Balances                                0.00             0.00               0.00    71,142,216.26
                            ===========================================================================

All Certificates Excluding
     Writedown Balances                      0.00             0.00               0.00   271,189,117.66
                            ===========================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1999-E
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO.    MONTH                   September-00

CERTIFICATE INTEREST ANALYSIS


                                                                           Current
                  Pass         Beginning Carry-                          Carry-Over                                Ending
Senior           Through        Over Priority     Current Priority    Priority Interest                          Carry-Over
Certificates      Rate         Interest Balance   Interest Accrual         Accrual              Paid               Balance

A-1                   7.6080%               0.00        1,285,982.68                0.00       1,285,982.68                  0.00









                              ----------------------------------------------------------------------------------------------------
Total                                       0.00        1,285,982.68                0.00       1,285,982.68                  0.00
                              ====================================================================================================

                                                                           Current                                 Ending
                  Pass         Beginning Carry-                          Carry-Over                              Carry-Over
Subordinate      Through        Over Priority     Current Priority    Priority Interest  Priority Interest    Priority Interest
Certificates      Rate         Interest Balance   Interest Accured         Accured              Paid               Balance

M-1                   8.2970%               0.00          129,004.52                0.00         129,004.52                  0.00


M-2                   8.4000%               0.00           78,162.00                0.00          78,162.00                  0.00


B-1                   7.8000%               0.00           87,854.00                0.00          87,854.00                  0.00


B-2                   6.0000%               0.00           84,475.00                0.00          84,475.00                  0.00


X                                   2,702,409.83          303,903.86                0.00               0.00          3,006,313.69

R                                           0.00                0.00                0.00               0.00                  0.00

Service Fee           1.0000%               0.00          228,315.50                0.00         135,390.85             92,924.65
                 ------------------------------------------------------------------------------------------------------------------

Total                               2,702,409.83          911,714.88                0.00         514,886.37          3,099,238.34
                 ==================================================================================================================

All Certificates                    2,702,409.83        2,197,697.56                0.00       1,800,869.05          3,099,238.34
===================================================================================================================================


                   Interest
                   Paid Per
Senior              $1,000          Total Class
Certificates     Denomination      Distribution

A-1                     5.72112        4,075,465.49









                                --------------------
Total                                  4,075,465.49
                                ====================

                 Beginning                            Current                                 Ending              Interest
                 Carry-Over         Current          Carry-Over                             Carry-Over            Paid Per
Subordinate      Writedown         Writedown         Writedown            Writedown          Writedown             $1,000
Certificates    Int. Balance     Int. Accrued       Int. Accrued        Interest Paid      Int. Balance         Denomination

M-1                       0.00               0.00                0.00               0.00                 0.00          6.91417


M-2                       0.00               0.00                0.00               0.00                 0.00          7.00000


B-1                       0.00               0.00                0.00               0.00                 0.00          6.50000


B-2                       0.00               0.00                0.00               0.00                 0.00          5.00000


X

R

Service Fee
                ----------------------------------------------------------------------------------------------

Total                     0.00               0.00                0.00               0.00                 0.00
                ==============================================================================================

All Certificates          0.00               0.00                0.00               0.00                 0.00
==============================================================================================================


                                                                           Cumulative X Interest Shortfall
                                                                           Cumulative Accelerated Prin. Disb.








Senior
Certificates

A-1










Total




Subordinate        Total Class
Certificates       Distribution

M-1                     129,004.52


M-2                      78,162.00


B-1                      87,854.00


B-2                      84,475.00


X                             0.00

R                             0.00

Service Fee             135,390.85
                -------------------

Total                   514,886.37
                ===================

All Certificates      4,590,351.86
===================================


                      3,006,313.69
                     (2,091,860.28)
                -------------------
                        914,453.41
                ===================

